Exhibit 10.02


MODIFICATIONS TO THE PES LICENCE ISSUED TO LONDON ELECTRICITY plc
                            SCHEDULE

The following modifications shall apply on and after [date modifications become effective].

1. In paragraph 3 of Condidon 1 the definition of an affiliate shall be replaced by the following

"in relation to the licensee means any holding company of the licensee, any subsidiary of the licensee any subsidiary of a holding company of the licensee."

2. In paragraph 3 of Condition 1 the definition of financial year shall be amended to read:

"bears the meaning given to it in paragraph 1 of Condition 2, subject to the provisions of Condition 2C."

3. In paragraph 3 of Condition 1 the following definition shall be inserted after the definition of affiliate:

"auditied group accounts"     means accounts produced in
                              accordance with paragraph 3 of
                              Condition 2C and having the content
                              assigned to them by paragraph 4 of
                              that Condition.

4. In paragraph 3 of Condition 1 the following definition shall be inserted after the definition of authorised electricity operator:

"Companies Act amount"        means the annual accounts of the
                              licensee prepared. under section
                              226 and, where appropriate, section
                              227 of the Companies Act 1985.

5. In paragraph 3 of Condition 1 the follow definitions shall be inserted after the definition of grid supply point:

"group of companies"          means the licensee and every
                              undertaking which is a subsidiary
                              undertaking of the licensee.

"holding company"             means a holding company within the
                              meaning of Sections 736, 736A, and
                              736B of the Companies Act 1985."

6. In paragraph 3 of Condition 1 the following definition shall be inserted after the definition of over 0.1 MW premises:

"permitted purpose "          means the purpose of all or any of
the following;

                                   (a)  the Supply Business, the
                                   Second-Tier Suppley Business,
                                   the Distribution Business or
                                   any business or activity
                                   within the limits of paragraph
                                   4(e) of Condition 2A;

                                   (b)  the Generation Business;

                                   (c)  any business conducted or
                                   activity carried on by the
                                   licensee or by an affiliate or
                                   related undertaking of the
                                   licensee on 6 February 1997;
                                   and

                                   (d)  without prejudice to the
                                   generality of paragraphs (a)
                                   to (c), any payment or
                                   transaction lawfully made or
                                   undertaken by the licensee for
                                   a purpose within sub-
                                   paragraphs (i) to (ix)

7. In paragraph 3 of Condition1 the following definitionshall be inserted after the definition of standby:

"subsidiary"                  means a subsidiary with the meaning
                              of Section 736, 736A and 73B of the
                              Companies Act 1985."

8. In paragraph 1 of Condition 2, the words "Save as provided in Condition 2C' shall be inserted before "The first financial year"

9. After Condition 2, now Conditions 2A, 2B, 2C and 2D (the terms of which are set out in Annex A hereto) shall be inserted.

10.  After paragraph 4 of Condition 27, new paragraphs 5 and 6
(the terms of which are set out in Annex B hereto) shall be inserted, and paragraph 5 of that Condition shall be renumbered
7.

11. After paragraph 1 of Condition 28 the new paragraphs 1A, 1B and 1C (the terms of which are set out in Annex C hereto) shall be inserted.

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                             ANNEX A

CONDITION 2A (Restriction on activity and financial ring-fencing)

1. Save as provided by paragraphs 3 and 4, the license shall not conduct any business or cany on any activity other than the Supply Business, the Second-Tier Supply Business and the
Distribution Business.

2. The licensee shall not without the written consent of the Director acquire shares in any affiliate or related undertaking after 6 February 1997 except

a) shares in my body corporate which was. a subsidiary of the licensee on 6 February 1997;

b) shares acquired in a body corporate to satisfy the obligation imposed by paragraph 3;

c) shares in a body corporate which conducts business only for a permitted purpose, or

d) shares acquired in order to avoid dilution of a shareholding in a body corporate in which the licensee holds shares in conformity with this licence.

3. Notwithstanding paragraph 1, the licensee may continue to conduct any business or carry on any activity otherwise prohibited by paragraph 1 which it was conducting or carrying on as at 6 February 1997, but by 6 February 1998 or such later date as the Director shall specify to the licensee in writing, shall transfer to an affiliate or otherwise cease to conduct or carry on any such other business or activity.

4.   Noting in this Condition shall prevent;

(a) any affiliate or related undertaking from conducting any business or carrying on any activity;

(b) the licensee from holding shares as, or performing the supervisory or management functions of, an investor in respect of any body corporate in which it holds an interest consistently with the provisions of this licence;

(c) the licensee from performing the supervisory or management functions of a holding company in respect of any subsidiary;

(d) the licensee from carrying on any business or conducting any activity to which the Director has given his consent in writing;
or

(e) the licensee from carrying on any business or conducting any active other than the Supply Business, the Second-Tier Supply Business and the Distribution Business provided that the aggregate turnover of all such other business or activities does not in any financial year exceed 5% of the aggregate turnover Supply Business, the Second-Tier Business and the Distribution Business (excluding the tumover on transactions which the Supply Business the Second-Tier Supply Business and the Distribution Business make with each other) in the immediately preceding financial year.

CONDITION 2B (Availability of resources)

1. The licensee shall at all times act in a manner calculated to secure that it has sufficient management resources and financial resources and financial facilities to enable it:

(a)  to carry on the Supply Business and the Distribution
Business; and

(b) to comply with its obligations under the Act of this licence.

2. The licensee shall submit a certificate addressed to the Director; approved by a resolution of the board of directors of the licensee and signed by a director of the licensee pursuant to that resolution. Such certificate shall be submitted on 30 June 1997 and 30 June of each subsequent year. Each certificate shall be in one of the following forms:

A    "After making enquiries, the directors of the licensee have a reasonable expectation that the licensee will have available to it, after taking into account in particular (but without limitation) any dividend or other distribution which might reasonably be expected to be declared or paid, sufficient financial resources and financial facilities to enable the licensee to carry on the Supply Business and Distribution
Business for a period of 12 months from the date of this certificate."

B    "After making enquiries, the directors of the licensee have a reasonable expectation, subject to what is said below, that the licensee will have available to it, after taking into account in particular (but without limitation) any divided or other distribution which might reasonably be expected to be declared or paid, sufficient financial resources and financed facilities to enable the licensee to carry on the Supply Business and Distribution Business for a period of 12 months from the date of this certificate. However, they would like to draw attention to the following factors which may cast doubt on the ability of the licensee to carry on the Supply Business and Distribution Business.

C    "In the opinion of the directors of the licensee, the
licensee will not have available to it sufficient financial resources and financial facilities to enable the licensee to carry on the Supply Business and Distribution Business for a period of 12 months from the date of this certificate."

3. The licensee shall submit to the Director with that certificate a statement of the main factors which the directors of the licensee have taken into account in giving that certificate.

4. The licensee shall inform the Director in writing immediately if the directors of the licensee become aware of any circumstance which causes them no longer to have the reasonable expectation expressed in the then most recent certificate given under paragraph 2.

5. The licensee shall use its best endeavours to obtain and submit to the Director with each certificate provided for in paragraph 2 a report prepared by its auditors and addressed to the Director stating whether or not the auditors are aware of any inconsistencies between on the one hand, that certificate and the statement submitted with it and, on the other hand, any information which they obtained during their audit work.

6. The licensee shall procure from the holding company of the licensee a legal enforceable undertaking in favour of the licensee in a form already specified by the Director that the holding company will refrain from any action, and will procure that every subsidiary of the holding company (other than the licensee and in subsidiaries) will refrain from any action, which would then be likely to cause the licensee to breach any of its obigations under the Act or this license. Such undertaking shall be obtained by [7 days after modifications come into effect] and shall remain in force for as long as the licensee remains the holder of this license and the giver of the undertaking remains the holding company of the licensee.

7.   The licensee shall:

(a)  deliver to the Director evidence (including a copy of such undertaking) that the licensee has complied with the obligation
to procure an undertaking pursuant to   paragraph 6, and

(b) inform the Director immediately in writing if the directors of the licensee become aware that the undertaking has ceased lo be legally enforceable or that its terms have been breached.

CONDITION 2C {Change of financial year]

1. Paragraph 1 of Condition 2 shall, for the purpose only of the Companies Act accounts of the licensee, cease to apply to the licensee if the Director consents in writing to a change in the financial year of the licensee for that purpose.

2.   Such written consent:

(a) shall specify the date from which, for the purpose set out at paragraph 1, the current and subsequent financial years of the licensee shall run;

(b) shall apply to the licensee from the date of grant of the consent or from any other date specified therein, and

(c) shall continue in effect until revoked in writing by the Director.

3,   While the consent continues in effect the licensee shall
procure the preparation of and shall deliver to the Director audited group accounts for its group of companies for the financial years specified in paragraph 1 of Condition 2.

4.   Audited group accounts produced in accordamc with paragraph
3:

(a) shall comprise consolidated group accounts in respect of the group of companies,

(b) shall, save insofar as is necessary to reject a different financial year, have the same form and content as the Companies
Act accounts of the license;

(c) shall be accompanied by a report by the Auditors and addressed to the Director stating whether in their opinion the audited group accounts have been properly prepared in accordance with this Condition and give a true and fair view of the state of affairs of the group of companies and of its profits, total recognized gains and cash Bows dunng the financial year;

(d) may, with the prior written consent of the Director, omit or provide in a different form, specified in the consent, such information as may be specified in the consent; and

(e) shall clearly disclose any differences between the accounting policy underlying the preparation of the Companies Act accounts of the licensee and the accounting policy underlying the preparation of the audited group account.

5. Where the written consent of the Director is revoked, as provided by sub-paragraph 2(c) of this Condition, the licensee shall change back to a 31 March year end as soon as practicable within the constraints of the statutory requirements applicable to Companies Act accounts in respect of its then current and all subsequent final years. The licensee shall, within six weeks of the date of the notice of revocation, notify the Director in writing of the date on which it proposes that its then current financial year end will change to the date specified in paragraph 1 of Condition 2. Notwithstanding the revocation, the licensee shall continue to procure the production of audited group accounts in accordance with this Condition until it has reverted for all purposes to a financial year of 12 months duration in accordance with paragraph 1 of Condition 2.

6. No provisions of this Condition shall apply to the financial year of the licensee specified in paragraph 1 of Condition 2 for the purpose of accounts produced in compliance with that Condition, or for the purpose of paragraph 4(e) of Condition 2A.

CONDITION 2D (Credit rating of licensee

1. The licensee shall use all reasonable endeavours to ensure that:

(a)  any corporate debt of the licensee  in issue at 6 February
1997 which had aninvestment grade credit rating at that date maintains an investment grade credit rating throughout the period during which such debt remains outstanding, and

(b) any corporate debt, other than corporate debt issued by way of negotiated private placement, issued by the licensee on or after the 7 February 1997 has and maintains as investment grade credit rating throughout the period during which such debt remains outstanding.

2.   For the purpose of paragraph 1:

(a) "corporate debt" means any unsecured and unsubordinated borrowing of money having an initial maturity of five years or more, and

(b) "investment grade credit rating" rneans a rating of not less then BBB - by Standard & Poor's Ratings Group or any of its subsidiaries or not less than Baa3 by Moody's Investors Service, Inc. or any of its subsidiaries or an equivalent rating from any other reputable credit rating agency which has comparable standing in the UK and the USA.

                             ANNEX B


5. Without prejudice to paragraphs 1 to 4, the licensee shall not after [date when modifications become effective] without the written consent of the Director after disclosure of all material facts:

(a) create any mortgage, charge, pledge, lies or other form of security or encumbrance whatsoever, undertake any indebtedness to any other person or enter into any guarantee of any obligation otherwise than:

(i)  on an arm's length basis,

(ii) on normal commercial terms;

(iii)     for a permitted purpose; and

(iv) (if the transition is within the ambit of paragraph 1) in accordance with paragraphs 3 and 4;

Provided that nothing in this Condition shall prevent the licensee guaranteeing any obligation owed by an affiliate or related undertaking of the licensee which has been or is to be incurred for a permitted purpose.

(b) transfer, lease, license or lend any sum or sums, asset, to any affiliate or related undertaking of the licensee than by way of:

(i) a dividend or other distribution out of distributable reserves;

(ii)      repayment of capital;

(iii) payment properly due for any goods, services or assets provided on an arm's length basis and on normal commercial terms,

(iv) a transfer, lease , licensce or loan of any asset, right or benefit on an arm's length basis and on normal commercial terms;

(v) repayment of any loan or part of any interest on such a loan on an arm's length basis and on normal commercial terms;

(vi) payments for group corporation tax relief or for the surrender of Advance Corporation Tax;

(vii) a transfer for the purpose of satisfying paragraph 3 of Contition 2A;

(viii) an acquisition of shares in conformity with paragraph 2 of Condition 2A;

(ix)      a loan not prohibited by sub-paragraph (c);

(c) make loans to any affiliate or related undertaking of the licensee, other than loans for a permitted purpose.

6.   In this Condition:

"indebtedness"                means all liabilities now or
                              hereafter due, owing or incurred,
                              whether actual or contingent,
                              whether solely or jointly with any
                              other person and whether as
                              principal or surety, together with
                              any interest accruing thereon and
                              all costs, charges, penalties and
                              expenses incurred in connection
                              therewith.

                             ANNEX C


1A. The license shall by [7 days after modifications take effect] procure from the holding company of the licensee a legally enforecable undertaking in favour of the licensee in a form already specified by the Director, such undertaking shall provide that the holding company will give to the licensee, and will procure that each subsidiary of that holding company (other than the licensee and its subsidiaries) will give to the licensee, all such information as may be necessary to enable the licensee to comply fully with paragraph l. Such undertaking shall remain in force for as long as the licensee remains the holder of this licence and the giver of the undertaking remains the holding company of the licensee.

lB.  The licensee shall deliver to the Director evidence
(including a copy of such undertaking) that the licensee has complied with the obligation to procure any undertaking pursuant to paragraph 1A.

1C. The license shall not, save with the consent in writing of the Director, enter (directly or indirectly) into any contract or arrangement with the holding company of the license or any of the subsidiaries of the holding company (other than the subsidiaries of the licensee) at a time when:

(i)  an undertaking complying with paragraph 1A is not in place;
or

(ii) there is an unremedied breach of such undertaking.

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